EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc. et al	Case No. 08-12229 (MFW)
Reporting Period: 9-26-08 to 10-31-08

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	No	Fees accrued but none paid during period.
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services provided by JPM, including remission of taxes.
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet. Liabilities are current.
Listing of aged accounts payable	MOR-4	n/a	No invoiced postpetition payables during reporting period.
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	December 1, 2008
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al

Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc., et al (“WMI”) cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), WMI and its subsidiary, WMI Investment Corp. (together, the "Debtors"), each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPM”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMB was responsible for maintaining WMI's books and records. As of the date of the Sale, substantially all of WMB's employees became employees of JPM. WMI is in the process of developing its own accounting and finance processes. However, since the Petition Date, former WMB personnel and systems have been WMI's initial source for financial records and processing for this reporting period. WMI's management has reviewed and adjusted the results where it deemed appropriate. However, results are being investigated further and may vary from the results listed in this Monthly Operating Report.

Prior to the Petition Date, many accounting practices and procedures were common to both WMB and WMI. While WMI's management is currently working to separate the financial results for each entity, results represented in this Monthly Operating Report are consistent with WMI's accounting practices as of the Petition Date. Notably, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 26 - October 31 2008 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp
Account	Deposit	Deposit	Deposit	Deposit	Deposit	General		Deposit	General	General
Bank	WMB/JPM	WMB/JPM	BNY Mellon	WMB/JPM	WMB/JPM	Bank of America		WMB/JPM	Bank of America	BNY Mellon
Bank Account	xxx0667	xxx4234	xxxx301	xxx9626	xxx9663	xxx4228	WMI	xxx4704	xxx4231	xxx3053	WMI Inv Corp	Combined
GL Account	70/10450/9909	70/10441/9909	70/10383/9778	70/10450/9910	70/10450/9911	70/10305/9347	Total	467/10450/9909	467/10305/9347	467/10383/9347	Total	Total

Opening Balance - 09/26/2008	29,541,662	3,667,943,173	81	9,650	747,799	-	3,698,242,365	52,974,376	-	-	52,974,376	3,751,216,741

Receipts

Interest & investment returns	1,693,123						1,693,123	403,859		2,964,358	3,368,217	5,061,340
Tax Refunds	234,526,524					10,704,771	245,231,295				-	245,231,295
Reimbursements from WMB	576,482						576,482				-	576,482
Reimbursements from subs							-				-	-
Sales of Assets							-				-	-
Repayment of debt							-				-	-
Total Receipts	236,796,129	-		-	-	10,704,771	247,500,900	403,859	-	2,964,358	3,368,217	250,869,117

Transfers

General to Disbursement							-				-	-
General to Payroll							-				-	-
							-				-	-
Total Transfers	-	-		-	-	-	-	-	-	-	-	-

Disbursements

Professional fees							-				-	-
Contributions				5,000			5,000				-	5,000
US Trustee Quarterly Fees							-	-			-	-
Court Costs							-				-	-
Miscellaneous Adjustments	(8,334)					(2,593)	(10,927)			200	200	(10,726)
Total Disbursements	(8,334)	-	-	5,000	-	(2,593)	(5,927)	-	-	298	298	(5,628)

Net Cash Flow	236,804,463	-	-	(5,000)	-	10,707,364	247,506,827	403,859	-	2,964,060	3,367,919	250,874,745

Cash - End of Month	266,346,125	3,667,943,173	81	4,650	747,799	10,707,364	3,945,749,192	53,378,234	-	2,964,060	56,342,294	4,002,091,486

GL Balance	266,346,125	3,667,943,173	81	4,650	747,799	10,707,364	3,945,749,192	53,378,234	-	2,964,060	56,342,294	4,002,091,486

Net value - Short-term securities							320,295,220				-	320,295,220

Total Cash & Cash Equivalents							4,266,044,412				56,342,294	4,322,386,706

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 26 - October 31 2008 Monthly Operating Report
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. WMI's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after the quarter end.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 26 - October 31 2008 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 9/27/08 to 10/31/08

	Washington Mutual, Inc.	WMI Investment Corp.
	9/27 to 10/31	9/27 to 10/31
Revenues:
Interest income:
Cash equivalents	642,354	-
Securities	258	1,837,526
Notes receivable - intercompany	107,925	1
Other	-	-
Total interest income	750,536	1,837,527
Earnings from subsidiaries and other
equity investments	10,219,519	-
Gains (losses) from securities	-	1,363,836
Other income	266,854	-
Total revenues	11,236,909	3,201,363

Operating expenses:
Compensation and benefits	321,477	-
Occupancy and equipment	67,373	-
Professional fees	500,236	-
Postage, express mail and courier	14	-
Other outside services	199	-
Loss / (Income) from BOLI/COLI policies	(975,695)
Management fees / Transition services	1,000,000	-
Insurance	1,436,850	-
Other	364	-
Total operating expenses	2,350,817	-

Net profit (loss) before other income
and expenses	8,886,092	3,201,363

Other income and expenses:
Interest expense:
Notes payable - intercompany	(0)	-
Borrowings	0	-
Total interest expense	(0)	-
Other expense / (income)	(158,165)	-

Net profit (loss) before reorganization
items	9,044,257	3,201,363

Reorganization items:
Professional fees	4,875,586	-
US Trustee quarterly fees	325	-
Gains (losses) from sale of assets	-	-
Other reorganization expenses	-	-
Total reorganization items	4,875,911	-

Net profit (loss) before income taxes	4,168,345	3,201,363

Income taxes	-	-

Net profit (loss)	4,168,345	3,201,363

Income tax rate	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
September 26 - October 31 2008 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 10/31/2008 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	10/31/08	9/26/08	10/31/08	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,266,036,078	4,018,083,009	56,342,294	52,974,376
Restricted cash and cash equivalents	144,005,882	143,805,609	-	-
Investment securities	59,686,046	59,688,627	279,079,570	266,444,881
Accrued interest receivable	409,887	413,253	2,958,272	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	497,496,505	742,680,150	17,897,736	22,187,560
Prepaid expenses	9,874,661	11,311,510	-	-
Cash surrender value of BOLI/COLI	85,015,433	84,039,738	-	-
Funded Pension	638,870,071	638,870,071	-	-
Other investments	25,536,440	25,532,184	65,548,850	65,952,708
Investment in subsidiaries	1,903,821,721	1,894,114,445	-	-
Notes receivable - intercompany	58,109,058	58,001,133	565,844,197	565,844,197
Other assets	22,929,254	23,489,277	-	-
Total assets	7,711,791,036	7,700,029,007	987,670,919	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	-	-	-	-
Taxes payable	-	-	-	-
Wages payable	-	-	-	-
Other accrued liabilities	6,695,609	-	-	-
Rent and equipment lease payable	66,476	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	2,000,000	2,000,000	-	-
Total post-petition liabilities	8,762,085	2,000,000	-	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	2,356,467,965	2,356,467,965	-	-
Accrued interest payable	75,907,764	75,907,764	-	-
Notes payable - intercompany	684,092,246	684,092,246	-	-
Accrued interest payable - intercompany	3,012	3,012	-	-
Accounts payable	-	-	-	-
Accounts payable - Intercompany	-	-	-	-
Taxes payable	550,080,030	550,080,833	-	-
Payroll and benefit accruals	407,197,595	407,215,221	-	-
Other accrued liabilities	96,221,569	96,200,465	-	-
Deferred tax liability / (asset)	-	-	-	-
Other pre-petition liabilities	223	223	-	-
Total pre-petition liabilities	8,278,881,544	8,278,878,868	-	-

Total liabilities	8,287,643,630	8,280,878,868	-	-

Shareholders' equity:
Preferred stock	3,392,341,953	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(1,590,664,867)	(1,590,151,319)	(29,663,704)	(36,644,880)
Retained earnings - pre-petition	(15,370,451,582)	(15,371,794,051)	14,133,260	14,133,260
Retained earnings - post-petition	4,168,345	-	3,201,363	-
Total shareholders' equity	(575,852,594)	(580,849,861)	987,670,919	977,488,380

Total liabilities and shareholder's equity	7,711,791,036	7,700,029,007	987,670,919	977,488,380

In re Washington Mutual, Inc., et al

Case No. 08-12229(MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange or and its attendant transactions on its financial statements.

WMI intends to make a public announcement upon resolution of these issues. The foregoing notwithstanding, assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis WMI’s financial statements as at October 31, 2008 would reflect a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock of WMI that were reserved for issuance upon the occurrence of the Conditional Exchange, as well as a corresponding loss of approximately $3.9 billion upon conversion of the Securities.

Note 2: Investment in Subsidiaries

Investment in subsidiaries represents the book value of its subsidiaries, including the co-debtor, WMI Investment Corp. The balance does not represent the market value of these entities.

Note 3: Funded Pension

The funded pension balance reflects the balance using market value of assets and liabilities calculated as of December 31, 2007 and adjusted for monthly activity. Consistent with historical practices, WMI does not adjust its valuation of the pension plan on a monthly basis.

Note 4: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the petition date and adjusted for refunds collected. The balance does not reflect potential claims to the refunds by external constituencies.

No provision or benefit from income taxes has been recorded as the NOL’s are sufficient to offset income during the reported period.

Washington Mutual, Inc. / WMI Investments	Case No. 08-12229 (MFW)
September 26 - October 31 2008 Monthly Operating Report
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition

Federal	NOTES

Withholding	*					-					-
FICA – Employee	*					-					-
FICA – Employer	*					-					-
Unemployment	*					-					-
Income	**					-					-
Other:						-					-
Total Federal		-	-	-	-	-	-	-	-	-	-

State and Local

Withholding	*					-
Sales	***
Unemployment	*
Real Property	n/a
Personal Property	n/a
Other
-
Total State and Local		-	-	-	-	-	-	-	-	-	-

Total Taxes		-	-	-	-	-	-	-	-	-	-

NOTES

* All WMI payroll is being processed through JPM payroll services, including the remission of all related withholding taxes, benefits and employer taxes. WMI reimburses JPM for all payroll expenses.

We have attached a listing of payroll related filings submitted

** WMI has booked no post-petition income tax provision, nor has it made any payments.
*** See signed statement below and attached listing of filings related to business activity. No outstanding liabilities reported as of October 31, 2008.

I attest that all tax returns have been filed in acordance with federal / state / county / city requirements for the above period and according to the Company's tax payment schedule. Any payments remitted have either been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1 or booked as a payable to JPM as a reimbursement.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
Tax Return Filings
For the Period 9/26/2008 through 10/31/2008

Property Tax Filings:

No property tax returns were filed during the period 9/26/2008 through 10/31/2008.

Sales and Use Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington, D.C.	September sales and use tax return	10/20/2008	10/29/2008

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	10/31/2008	10/31/2008
WMI	Washington, D.C.	Withholding summary of deposits and filings (monthly)	10/31/2008	10/31/2008
WMI	Washington, D.C.	Unemployment summary of deposits and filings (quarterly)	10/31/2008	10/31/2008
WMI	Washington	Unemployment summary of deposits and filings (quarterly)	10/31/2008	10/31/2008

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity ***	Jurisdiction	Filing Description	Due Date	Date Filed
WMI & Subs	Alaska	Corporate net income tax return	10/15/2008	10/15/2008
WMI & Subs	Arizona	Corporate income tax return	10/15/2008	10/15/2008
WMI & Subs	California	Corporation franchise or income tax return - EFT	10/15/2008	10/15/2008
WMI & Subs	Colorado	Corporation income tax return	10/15/2008	10/15/2008
WMI	Florida	Corporate income/franchise & emergency excise tax return	10/01/2008	est	*
WMI & Subs	Hawaii	Franchise tax return	10/20/2008	10/15/2008
WMI & Subs	Idaho	Corporation income tax return	10/15/2008	10/15/2008
WMI & Subs	Illinois	Corporation income and replacement tax return	10/15/2008	10/15/2008
WMI & Subs	Indiana	Financial institution tax return	10/15/2008	10/15/2008
WMI & Subs	Kansas	Corporation income tax return	10/15/2008	10/15/2008
WMI & Subs	Maine	Franchise tax return for financial institutions	10/15/2008	10/15/2008
WMI & Subs	Maryland	2006 and 2007 proforma combined returns	10/15/2008	10/15/2008
WMI & Subs	Minnesota	Corporation franchise tax return	10/15/2008	10/15/2008
WMI & Subs	Nebraska	Corporation income tax return	10/15/2008	10/15/2008
WMI & Subs	New Hampshire	Business tax summary	10/15/2008	10/15/2008
WMI & Subs	New Mexico	Corporate income and franchise tax return	10/15/2008	10/15/2008
WMI & Subs	Oklahoma	Corporation income tax return	10/15/2008	10/15/2008
WMI & Subs	Oregon	Corporation excise tax return	10/15/2008	10/15/2008
WMI & Subs	Portland/Multnomah County	Combined report form	10/15/2008	10/15/2008
WMI & Subs	Tennessee	Franchise and excise financial institution tax return	10/15/2008	10/15/2008
WMI & Subs	Utah	Corporation franchise or income tax return	10/15/2008	10/15/2008
WMI & Subs	Vermont	Corporate income tax return	10/15/2008	10/15/2008
WMI	Washington	Business and occupation tax return	10/27/2008	11/17/2008	**
WMI	Seattle	Business and occupation tax return	10/31/2008	11/17/2008	**

NOTES:
* Due during the reporting period but filed early.
** Due during the reporting period but filed late.
*** WMI & Subs includes non-debtor subs.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.

5.	New accounts opened during the reporting period:

Company	BANK	Account Number
Washington Mutual, Inc.	Bank of America	xxxxxx4228
Washington Mutual, Inc.	Bank of America	xxxxxx4215
Washington Mutual, Inc.	Bank of America	xxxxxx4244
Washington Mutual, Inc.	Wells Fargo	xxxxxx7226
Washington Mutual, Inc.	Wells Fargo	xxxxxx1254
Washington Mutual, Inc.	US Bank	xxxxxxx2058
Washington Mutual, Inc.	BNY Mellon (now closed)	xxxxxx3053
WMI Investment Corp	Bank of America	xxxxxx4231